Exhibit 10.1
PLANNING FORCE, INC.

2006 STOCK OPTION PLAN

I. Purpose

The purpose of the Plan is to promote the interests of Planning Force, Inc. (the “Company"), its stockholders and its subsidiaries, by encouraging certain present and future officers, employees, directors and independent contractors of the Company and its subsidiaries, to purchase shares of common stock (no par value) of the Company ("Common Stock"), and to increase their personal and proprietary interest in the success of the Company, and to act as an incentive to continue their employment or association with the Company or its subsidiaries. It is further intended that certain options issued pursuant to this Plan shall constitute incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or shall constitute non-qualified stock options as described in Treasury Regulation Section 1.837 to which Section 421 does not apply.

II. Administration

2.1 The Plan shall be administered by the Company's Board of Directors ("Board"). The Board shall meet at such times and places as it determines and may meet through telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Board. The Board shall have the sole power to grant options pursuant to the Plan, including the determination of the persons to whom options shall be granted, the times when they shall receive them, the option price of each option, and the number of shares to be subject to each option.

2.2 The Board may delegate its authority under the Plan to a committee, comprised of two or more non-employee directors of the Company ("Committee"). No member of the Committee shall (either while a member of the Committee or at any time within one year prior to becoming a member of the Committee) be or have been a participant under this Plan. The Board may, from time to time, at its sale discretion, remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board. The Committee shall select one of its members as Chairman, and shall hold meetings at such time and place as it determines advisable. A majority of the Committee shall constitute the quorum; and the acts of a majority of the members present at any meeting, or acts reduced to and approved in writing by a majority of the Committee, shall be valid acts of the Committee.

2.3 Incentive stock options granted pursuant to the Plan are intended to be "incentive stock options" within the meaning of Section 422 of the Code, and the interpretation by the Committee of any provision of the Plan or of any incentive stock option agreement entered into hereunder shall be in accordance with Section 422 of the Code and Regulations issued thereunder as such Section or Regulations may be amended from time to time, in order that the rights granted hereunder and under said option agreement shall constitute "incentive stock options" within the meaning of such Section. Non-qualified options granted pursuant to the Plan are intended to be nonqualified stock options described in Treasury Regulation Section 1.83-7 to which Section 421 of the Code does not apply, and the interpretation by the Board (or Committee, if applicable) of any provision of the Plan or of any non-qualified stock option agreement entered into hereunder shall be in accordance with Treasury Regulation Section 1.83-7 as such Regulation may be amended from time to time, in order that the rights granted hereunder and under said option agreement shall constitute "non-qualified stock options" within the meaning of such Regulation. The Board (or Committee, if applicable) shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and option agreements granted thereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. The interpretation and construction by the Board (or Committee, if applicable) of any provisions of the Plan or of any option granted thereunder shall be final and conclusive. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted thereunder.

2.4 All options granted under the Plan shall be evidenced by written option agreements signed by an officer of the Company and the person receiving the option. Subject to the requirement that incentive stock options only be granted to employees of the Company, an optionee may be granted incentive stock options or non-qualified stock options or both under the Plan; provided, however, that the grant of incentive stock options and non-qualified stock options to an optionee shall be the grant of separate options and each incentive stock option and each non-qualified stock option shall be specifically designated as such in accordance with the applicable provisions of the Treasury Regulations.

III. Eligible Participants

3.1 Excepting members of the Committee, if applicable, all directors, officers and other executive, managerial, and other employees of the Company or its subsidiary corporations, as such term is defined in Section 424(f) of the Code ("subsidiary corporations or subsidiaries"), shall be eligible to participate under the Plan with respect to both incentive stock options and non-qualified stock options, and all independent contractors rendering services to the Company or its subsidiaries shall be eligible to participate under the Plan with respect to non-qualified stock options only; provided, however, that no director of the Company or its subsidiaries shall be eligible to receive an incentive stock option unless, in addition to being a director, he is an employee of the Company or its subsidiaries in a class eligible to receive incentive stock options.

3.2 An individual may hold more than one option, and may be granted additional options from time to time, as the Board (or Committee, if applicable) may determine, but only on the terms and subject to the restrictions herein set forth. No person shall be eligible to receive a stock option under the Plan if he directly or indirectly owns (within the meaning of Section 422(b)(6) of the Code) stock possessing more than 10% of the total combined voting power or value of all classes of stock of the Company or of its parent or any of its subsidiaries. This limitation shall not apply if at the time such stock option is granted the option price is at least 110% of the fair market value of the stock subject to the option and, further in the case of an incentive stock option, such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

IV. Shares Subject to the Plan

4.1 Shares subject to the options will be shares of the Company's authorized but unissued Common Stock, or treasury shares reacquired by the Company or any combination thereof.

4.2 The aggregate number of shares of Common Stock of the Company which may be issued or delivered upon the exercise of all incentive stock options and nonqualified stock options granted under the Plan shall not exceed five million four hundred thousand (5,400,000), subject to adjustment as provided in Article VI hereof. In the event any option granted under the Plan shall expire, terminate or be surrendered without having been exercised in full, the common shares of the Company for which such option or unexercised portion thereof were granted shall be available again for future grant of options pursuant to the Plan.

V. Terms and Conditions of Options

5.1 Each option shall state the number of shares of Common Stock to which it pertains, and shall state the option price, which price, in the case of an incentive stock option, shall not be less than 100%, and in the case of a non-qualified stock option not less than 85%, of the fair market value of such shares on the date on which the option was granted. Subject to Section 5.2 below, the Board (or Committee, if applicable) shall exercise its best judgment in good faith in fixing the option price, shall have full authority and discretion to do so, and shall be fully protected in so doing. The option price shall be payable in United States dollars upon exercise of the option, and may be in cash, check or Common Stock of the Company, or in such other manner as determined by the Board (or Committee, if applicable) in order to facilitate the exercise of the option. The Board (or Committee, if applicable), in its discretion, may authorize "stock reload options" which provide, upon the exercise of an option previously granted hereunder, using previously owned shares of Common Stock and/or a portion of the shares subject to option exercise in the case of a "cashless exercise," for the automatic issuance of a new option under the Plan with an exercise price equal to the current fair market value and for up to the number of shares or option shares delivered in payment of the exercise price of the prior option. Such option shall have the same option period as the prior option.

5.2 The fair market value per share of Common Stock shall be determined by the Board in accordance with the following provisions:

A. If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Committee to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

B. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through NASDAQ or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

C. If the Common Stock is not at the time listed or admitted to trading on any national stock exchange and is not traded on NASDAQ but there is a public market for the Common Stock, then the fair market value on the date in question shall be the average of the last reported bid and asked prices of the Common Stock on the date in question as determined by the Board (or Committee, if applicable). If there is no reported bid and asked prices of the Common Stock on the date in question, then the fair market value shall be the average of the last reported bid and asked prices of the Common Stock on the last preceding date for which such quotation exists as determined by the Board (or Plan Committee, if applicable).

D. If there is no public market for the Common Stock, then the fair market value on the date in question shall be determined in good faith by the Board (or Plan Committee, if applicable) using such criteria it deems relevant.

5.3 Notwithstanding Section 5.1, the aggregate fair market value (determined as of the time each respective incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by any optionee during any calendar year (under all plans of the Company and its parent and subsidiary corporations) shall not exceed the sum of $100,000.

5.4 The period of time within which an option may be exercised shall be determined in each case by the Board (or Committee, if applicable), but in no event shall the term of any option hereunder exceed ten years from the date of grant, at which time any unexercised option shall expire. Each option shall be exercisable in such installments, which need not be equal, upon such contingencies as the Board (or Committee, if applicable) shall determine provided, however, that unless granted to an officer, director or independent contractor, each such option shall become exercisable at the rate of at least 25% of the shares subject to the option per year over four years from the date of grant. If an optionee shall not in any given installment period purchase all the shares which such optionee is entitled to purchase in such installment period, such optionee's right to purchase any shares not purchased in such installment period shall continue until expiration of such option. The Board (or Committee, if applicable) may at its discretion, subsequent to the grant of any option, accelerate the date on which any or all of the installments may become exercisable. No option may be exercised for a fraction of a share, but a cash payment in lieu of a fractional share may be made if appropriate in the event that options for fractional shares are created pursuant to any adjustment made under Article VI below.

5.5 Except as provided in Section 5.6 below, an optionee may not exercise his/her incentive stock option unless he/she has been in the employ of the Company or one of its subsidiaries continuously during the period beginning on the date of the granting of the incentive stock option and ending on the day three months before the date of such exercise. Continuous employment shall not be deemed to be interrupted by transfers between subsidiaries or between parent and subsidiary, whether or not effected by termination from one entity or rehire by another. An employment with the Company and all subsidiaries shall be totaled and considered as one employment for purposes of this Plan, provided there is no such interval between employments, as, in the opinion of the Board (or Committee, if applicable), shall be deemed to break continuity of service. The Board (or Committee, if applicable) shall in its discretion determine the effect of approved leaves of absence and all other matters affecting "continuous employment".

5.6 Subject to earlier expiration as provided in Section 5.4, above, if an optionee ceases to be employed by the Company or a subsidiary (or, in the case of a non-qualified option, ceases to serve as a non-employee director or independent contractor of the Company or a subsidiary) for any reason other than death or permanent and total disability, such optionee's option or options shall expire three months thereafter, and during such period after such optionee ceases to be an employee (or director or independent contractor, if applicable), such option or options shall be exercisable only to the extent exercisable on the date on which the optionee ceased to be employed by the Company or such subsidiary (or ceased to serve as a director or independent contractor, if applicable).

5.7 Subject to earlier expiration as provided in Section 5.4 above, if an optionee ceases to be employed by the Company or a subsidiary (or in the case of a non-qualified option, ceases to serve as a non-employee director or independent contractor of the Company or a subsidiary) due to permanent and total disability, such optionee's option may be exercised within a period of not more than one year after such cessation of employment or service.

5.8 If the optionee shall die while employed by the Company or any of its subsidiaries (or, in the case of a holder of a non-qualified option, while serving as a non-employee director or independent contractor of the Company or any of its subsidiaries) or during the subsequent period not exceeding three months under the circumstances referred to in Section 5.6 above, the option may (subject to earlier expiration under Section 5.4 above) be exercised within a period of not more than one year after his/her death, and only by his/her personal representatives or persons to whom his/her rights under the option shall pass by will or the laws of descent and distribution. The option may be exercised only as to those shares of Common Stock with respect to which installments had accrued as of the date of death, or if death occurs within the three month period subsequent to termination of employment or association, then only as to those shares with respect to which installments had accrued as of the date of such termination. The Board (or Committee, if applicable) may, in its discretion, provide in an option agreement that all or any unexercisable installments shall become exercisable on the date of death of an optionee, so that such installments may be exercised pursuant to this Section 5.8 even though they would not otherwise have been exercisable had the optionee not died. No transfer of an option by the employee by will or by the laws of descent and distribution shall be effective, nor shall any designation of a person who may exercise the option after the optionee's death be effective, to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the will and/or such other evidence as the Board (or Committee, if applicable) may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees or designee of the terms and conditions of the option.

5.9 The optionee's option or options shall terminate immediately upon termination of optionee's employment or service for cause. Cause for termination shall include but not be limited to: theft; dishonesty; fraud; destruction of Company property; neglect of duty; insubordination; inadequate or unsatisfactory performance; performing any illegal act related in any manner to optionee's employment with the Company; performing any act adverse to the interests of the Company; or any breach or threatened breach by the optionee of any of the Company's rules, policies or procedures. Notwithstanding the foregoing, the optionee's termination of employment shall not be considered a termination for cause under this Section 5.9 unless the optionee first shall have received written notice from the Board specifying the acts or omissions alleged to justify such termination and, if such action can be corrected, it nevertheless continues after the optionee shall have had sixty (60) days to correct it.

5.10 No option granted under this Plan shall be transferable otherwise than by will (and in accordance with Section 5.8 hereof) or the laws of descent and distribution and an option may be exercised, during the lifetime of the optionee, only by him/her.

5.11 An optionee or transferee of an option shall have no rights as a stockholder with respect to any shares of Common Stock covered by his/her option until the date of the issuance of a stock certificate to him/her for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Article VI below.

5.12 Subject to the terms and conditions and within the limitations of the Plan, the Board (or Committee, if applicable) may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not theretofore exercised) and authorize the granting of new options in substitution therefor (to the extent not theretofore exercised). The Board (or Committee, if applicable) shall not, however, modify any outstanding incentive stock options so as to specify a lower price or accept the surrender of outstanding options and authorize the granting of new options in substitution therefor specifying a lower price. Notwithstanding the foregoing, no modification of an option shall, without the consent of the optionee, alter or impair any rights or obligations under any option theretofore granted under the Plan, and any modification which constitutes a "modification" within the meaning of Section 424(h) of the Code shall be null and void unless it specifically states that it constitutes a modification within the meaning of that Section.

5.13 The option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the option, as the Board (or Committee, if applicable) shall deem advisable. Any incentive stock option agreement shall contain such limitations and restrictions upon the exercise of the option as shall be necessary in order that such option will be an "incentive stock option" as defined in Section 422 of the Code, or to conform to any change in the law. At the time of exercise of any option, the Board (or Committee, if applicable) may require the holder of such option to execute any documents or take any actions that may be then necessary to comply with the Securities Act of 1933 and the rules and regulations adopted thereunder, and any other applicable federal or state laws for the purpose of regulating the sale and issuance of securities, and the Board (or Committee, if applicable) may, if it deems necessary, include provisions in the stock option agreements to ensure such compliance. The Company may, from time to time, change its requirements with respect to enforcing compliance with federal and state securities Jaws including the request for and enforcement of letters of investment intent, such requirements all to be determined by the Company in its judgment as necessary to ensure compliance with said laws. Such changes may be made, with respect to any particular option or shares of Common Stock issued under exercise thereof, prior to or after the exercise of such option. No shares shall be issued and delivered upon the exercise of an option unless such issuance, in the judgment of the Committee, is in full compliance with all applicable laws, governmental rules and regulations and undertakings of the Company made under the Securities Act of 1933 and stock exchange agreements of the Company.

5.14 As a condition to the exercise, in whole or in part, of any option, the Board (or Committee, if applicable) may in its sole discretion require the optionee to pay, in addition to the purchase price of the shares of Common Stock covered by the option, an amount equal to any federal, state and local taxes that may be required to be withheld in connection with the exercise of such option or the transfer of Common Stock pursuant to such exercise.

5.15 In the discretion of the Board (or Committee, if applicable), an option granted hereunder may provide that notwithstanding the exercise schedule provided for with respect to such option in accordance with the terms of Section 5.4, an optionee may exercise his/her option at any time with respect to any or all of the shares of Common Stock covered by such option which are not yet vested. The shares of Common Stock acquired by the optionee upon such early exercise shall be subject to vesting restrictions identical to those imposed under the exercise schedule provided for with respect to the option, but only to the extent such restrictions have not yet lapsed. Immediately prior to a Change in Control event described in Section 7.2, the Company may repurchase all of the shares of Common Stock that have not become vested at the exercise price paid by the optionee for such unvested shares, Notwithstanding any provision in the Plan to the contrary, the optionee shall not have the right to vote the shares of Common Stock acquired upon early exercise hereunder or receive any dividends paid on such shares until such time that the vesting restrictions on the shares have lapsed. Should the optionee cease to be employed by the Company or a subsidiary (or, in the case of a non-employee director or independent contractor, ceases service with the Company or a subsidiary) while holding one or more unvested shares of Common Stock, the Company may, but is not obligated to, within sixty (60) days from the date of such termination, repurchase the unvested shares and repay to the optionee the exercise price paid for the unvested shares.

5.16 In the event of an early exercise of an option in accordance with the terms of Section 5.15, the optionee shall have no right to transfer any unvested shares of Common Stock acquired by him/her upon such early exercise of his/her option. For purposes of this restriction, the term "transfer" shall include (without limitation) any sale, pledge, assignment, encumbrance, gift or other disposition of such shares, whether voluntary or involuntary. Upon any such attempted transfer, the unvested shares shall immediately be cancelled, and neither the optionee nor the proposed transferee shall have any rights with respect to those shares. However, the optionee shall have the right to make a gift of unvested shares acquired upon early exercise of his/her option to his/her spouse or issue, including adopted children, or to a trust established for such spouse or issue, provided the donee of such unvested shares delivers to the Company a written agreement to be bound by all the provisions of this Plan.

VI. Adjustments upon Changes in Capitalization

6.1 The aggregate number and class of shares as to which options may be granted under the Plan, the number and class of shares subject to each outstanding option, the price per share thereof (but not the total price), and the minimum number of shares as to which an option may be exercised at anyone time, shall all be proportionately adjusted in the event of any change or increase or decrease in the number of the issued shares of Common Stock, without receipt of consideration by the Company, which results from a split-up or consolidation of shares, payment of a stock dividend, a recapitalization, a combination of shares or other like capital adjustment, so that upon exercise of the option the optionee shall receive the number and class of shares he/she would have received had he/she been the holder of the number of Common Shares for which the option is being exercised immediately before the effective date of such change or increase or decrease in the number of issued shares of Common Stock.

6.2 Subject to any required action by its stockholders, if the Company shall be the surviving corporation in any reorganization, merger or consolidation, the aggregate number and class of shares on which options may be granted under the Plan, together with each outstanding option, shall be proportionately adjusted so as to apply to the securities to which the holder of the number of shares of stock of the Company subject to the Plan or to any outstanding option would have been entitled.

6.3 In the event of a change in the stock of the Company as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, or to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the stock of the Company within the meaning of the Plan.

6.4 To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustment shall be made by the Board (or Committee, if applicable), whose determination in that respect shall be final, binding and conclusive, provided that each incentive stock option granted pursuant to this Plan shall not be adjusted in a manner that causes the incentive stock option to fail to continue to qualify as an incentive stock option within the meaning of Section 422 of the Code. No fractional shares of stock shall be issued under the Plan on account of any such adjustment.

6.5 The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

VII. Change in Control

7.1 If a tender offer for at least fifty-one percent (51%) of the outstanding shares of Common Stock is commenced during the term of this Agreement by any person or entity other than any person or entity that directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the Company, the optionee (or in the case of exercise after the optionee's death, the optionee's executor, administrator, heir or legatee, as the case maybe) may give the Company notice, at any time within the period beginning on the date such tender offer commences and ending on the date ten calendar days prior to the scheduled expiration (including all extensions thereof) of such tender offer, of his/her intention to exercise the option. In such event, this option shall be exercised on the date which is ten calendar days prior to the scheduled expiration date (including all extensions thereof) of such tender offer, except that (1) no such exercise shall occur if the tender offer is withdrawn by the bidder prior to the date which is ten calendar days prior to the scheduled expiration date (including all extensions thereof) of such tender offer, and (2) the provisions described above shall in no event extend the date of exercise of this option to a date later than that provided in Sections 5.4 through 5.8 hereof.

7.2 If any proposed sale or conveyance of all or substantially all of the assets of the Company or any proposed consolidation or merger of the Company in which the Company is not the surviving entity, (except for: (1) a transaction the principal purpose of which is to change the state in which the Company is incorporated, or (2) a transaction in which the Company's stockholders immediately prior to such merger or consolidation will hold (by virtue of securities received in exchange for their shares in the Company) securities of the surviving entity representing more than seventy percent of the total voting power of such entity immediately after such transaction) or any proposed liquidation or dissolution of the Company occurs during the term of an option granted hereunder and the Board (or Committee, if applicable) determines, in the exercise of its sale discretion, that such transaction will, more probably than not, be consummated on a date which is at least fifteen days after the date of such determination, the Board (or Committee, if applicable) will promptly give notice to optionee that his/her option may be exercised on the date which is five calendar days prior to the scheduled date of consummation of any of the above-described proposed transactions, provided that this option may not be exercised after the expiration date provided in Section 5.4 through 5.8 hereof. In order to exercise this option pursuant to this provision, the optionee must give written notice to the Company to that effect prior to the date which is five calendar days prior to the scheduled date of consummation of the triggering proposed transaction.

7.3 In exercising this option pursuant to the provisions discussed in Section 7.1 or 7.2 hereof, the optionee shall have the right to exercise the option as to all or any portion of the number of shares of Common Stock with respect to which the option is then exercisable on such date in accordance with the Exercise Schedule provided in the Grant Notice. Optionee may cancel his/her notice of exercise by giving a notice of cancellation to the Company at any time prior to the exercise of the option as provided above.

7.4 In the event of (1) the direct or indirect sale or exchange by the stockholders of the Company of at least thirty percent (30%) of the outstanding shares of Common Stock, other than pursuant to a public tender offer, or (2) a change in the composition of the Board as a result of which at least a majority of the members of the Board is replaced during any twelve-month period by directors whose appointment or election was not endorsed by a majority of the members of the Board prior to the date of the appointment or election, the optionee shall have the right to exercise the option as to all or any portion of the number of the shares of Common Stock with respect to which the option is then exercisable on such date in accordance with the Exercise Schedule provided in the Grant Notice.

VIII. Restrictions on Shares of Common Stock

The shares of Common Stock acquired by an optionee upon exercise of an option granted pursuant to the Plan shall be subject to the restrictions imposed on such shares hereunder and/or pursuant to the related Stock Option. Each certificate representing such shares shall bear the following legend:

"The sale or other transfer of shares represented by this Certificate, whether voluntary, involuntary or by operation of law, is subject to certain restrictions on transfer as set forth in the Quintessence Photonics Corporation 2006 Stock Option Plan, the related Stock Option Agreement. A copy of such Plan and related Agreements may be obtained from the Secretary of Quintessence Photonics Corporation"

IX. Indemnification of Board (or Committee, if applicable)

In addition to such other rights of indemnification as they may have as members of the Board (or Committee, if applicable), the members of the Board (or Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for negligence or misconduct in the performance of his duties; provided that within twenty days after institution of any such action, suit or proceeding a Board or Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

X. Termination and Amendment of the Plan

10.1 The term during which options may be granted under this Plan shall expire on May 3, 2016.

10.2 The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to options, suspend or discontinue the Plan or revise or amend it in any respect whatsoever except that, without approval of the stockholders, no such revision or amendment shall (a) change the designation of the class of employees eligible to receive incentive stock options, (b) increase the total number of shares for which incentive stock options may be granted under the Plan, (c) extend the term of the Plan or the maximum option period thereunder, or (d) decrease the minimum option price or permit or make reduction of the price at which shares may be purchased under any option granted under the Plan, except as provided in Article VI above. No termination or amendment to this Plan may, without the consent of an optionee, terminate his option or materially or adversely affect his rights under any outstanding options.

XI. Application of Funds

The proceeds received by the Company from the sale of Common Stock pursuant to options will be used for general corporate purposes.

XII. Approval of Stockholders

This Plan is effective as of the date of adoption by the Board of Directors (or the date the Plan received stockholder approval, if earlier) but is subject to the approval of the holders of a majority of the outstanding shares of the stock of the Company, which approval must occur no later than one year after the date of the adoption of this Plan by the Company's Board of Directors.

Date Plan Adopted by Board of Directors: May 3, 2006

Date Plan Approved by Stockholders: May 3, 2006